THRIVENT MUTUAL FUNDS

Supplement to Institutional Class Shares Prospectus

dated February 29, 2008

Effective November 1, 2008, the required initial minimum investment for the Institutional Class shares in non-discretionary advisory programs is reduced from $25,000 to $5,000 per Fund. Paragraph 2 under the “Required Minimum Investments” section on page 84 of the prospectus is amended to reflect this reduction.

Please include this Supplement with your Prospectus